                                  [PROXY CARD]

[Side 1]

                                 BOARDWALK BANK

         I/We hereby appoint [_____________] and [_____________], or any one of them acting in the absence of the other, as proxyholders, each with the power to appoint his or her substitute, and hereby authorize them to represent and to vote, as designated on the reverse side, all the shares of common stock of Boardwalk Bank (the "Bank") held of record by me/us on March 8, 2006, at the Annual Meeting of Shareholders to be held on April 27, 2006, or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed on the reverse side. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (1) FOR THE PROPOSAL TO REORGANIZE THE BANK INTO THE HOLDING COMPANY FORM OF OWNERSHIP,
(2) FOR THE ELECTION OF THE NOMINEES OF THE BOARD FOR ELECTION AS DIRECTORS, (3) FOR THE 2006 EMPLOYEE STOCK PURCHASE PLAN, (4) FOR THE 2006 STOCK INCENTIVE PLAN, (5) FOR RATIFICATION OF THE SELECTION OF KPMG AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS, AND (6) FOR THE ADJOURNMENT PROPOSAL. This proxy will be voted, in the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournment thereof.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Please vote and sign on the other side



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[Side 2]
                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                "FOR" ALL OF THE FOLLOWING MATTERS AND PROPOSALS
                -------------------------------------------------

MATTER NO. 1:
PROPOSAL TO REORGANIZE THE BANK
INTO A HOLDING COMPANY FORM
OF OWNERSHIP                                                          FOR              AGAINST           ABSTAIN
                                                                     -----            ---------         ---------
                                                                      [ ]                [ ]               [ ]

MATTER NO. 2:                                  [ ] FOR all nominees listed           [ ] WITHHOLD AUTHORITY to vote
ELECTION OF DIRECTORS                              below (except as marked to            for all nominees listed
                                                   the contrary below)                   below

Michel D. Devlin; Mark A. Benevento; Joseph M. Brennan; Rudolph M. Chiorazzo; Arthur R. Coslop;
Agostino R. Fabietti; James L. Fraser; Arthur J. Galletta; Thomas L. Glenn, III; Roy Goldberg;
Carol Nugent Harris; Patricia C. Koelling, Thomas S. Rittenhouse; Thomas K. Ritter

                    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                   NOMINEE, STRIKE A LINE THROUGH HIS OR HER NAME IN THE ABOVE LIST.)


MATTER NO. 3:
2006 EMPLOYEE STOCK PURCHASE PLAN                                     FOR              AGAINST           ABSTAIN
                                                                     -----            ---------         ---------
                                                                      [ ]                [ ]               [ ]

MATTER NO. 4:
2006 STOCK INCENTIVE PLAN                                             FOR              AGAINST           ABSTAIN
                                                                     -----            ---------         ---------
                                                                      [ ]                [ ]               [ ]

MATTER NO. 5:
RATIFICATION OF SELECTION OF KPMG AS REGISTERED PUBLIC
ACCOUNTANTS                                                           FOR              AGAINST           ABSTAIN
                                                                     -----            ---------         ---------
                                                                      [ ]                [ ]               [ ]

MATTER NO. 6:
ADJOURN PROPOSAL                                                      FOR              AGAINST           ABSTAIN
                                                                     -----            ---------         ---------
                                                                      [ ]                [ ]               [ ]

(PLEASE SIGN, DATE AND RETURN
THIS PROXY IN THE ENCLOSED
ADDRESSED ENVELOPE)

Dated __________, 2006
                                                        -----------------------------------------------------
                                                        Signature


                                                        -----------------------------------------------------
                                                        Signature if held jointly.  Please sign exactly as
                                                        your name appears on this proxy card

[ ] Please check this box if you plan to attend the 2006 Annual Meeting.